Acquisition of Ocean Freight - Above Market Acquired Time Charter (Table) (Details) (OceanFreight Above Market Acquired Time Charter [Member], USD $) In Thousands, unless otherwise specified	12 Months Ended
Dec. 31, 2011
OceanFreight Above Market Acquired Time Charter [Member]
Amount acquired	$ 47,320
Amortization as of December 31, 2011	7,218
2012	17,012
2013	11,928
2014	7,957
2015	1,299
Future Amortization Expense After Year Four	$ 1,906